UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2012

Date of reporting period:	April 30, 2012

ITEM 1. REPORT TO SHAREHOLDERS

April 30, 2012

PIMCO Corporate & Income Strategy Fund

PIMCO Income Opportunity Fund

Contents

Letter to Shareholders	2–3

Fund Insights	4–6

Performance & Statistics	7–8

Schedules of Investments	9–28

Statements of Assets and Liabilities	29

Statements of Operations	30

Statements of Changes in Net Assets	31–32

Statements of Cash Flows	33

Notes to Financial Statements	34–55

Financial Highlights	56–57

Annual Shareholder Meeting Results/Changes to Board of Trustees/Changes to Bylaws/Proxy Voting Policies & Procedures	58

A Note Regarding Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	59

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Dear Shareholder,

The U.S. economy expanded throughout the six-month reporting period ended April 30, 2012, although the growth rate slowed during the second half of the period. Corporate balance sheets remained quite healthy and stock markets reached multi-year highs despite the slowdown.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

Six Months in Review
For the six-month period ended April 30, 2012:

•	PIMCO Corporate & Income Strategy Fund rose 13.53% on net asset value (“NAV”) and 12.38% on market price.

•	PIMCO Income Opportunity Fund rose 10.10% on NAV and 9.07% on market price.

The first half of the reporting period was encouraging, with gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanding at an annual rate of 3.0%. This growth, the strongest in two years, eased to a 2.2% annual pace (preliminary estimate) during the first quarter of 2012.

Contributing to the GDP slowdown was a decline in government spending, which eased at the federal, state and local levels for the seventh consecutive quarter. The level of corporate spending also diminished.

In contrast, consumer spending rose despite increasing gasoline prices. Manufacturing, which represents approximately 10% of the U.S. economy, reported gains and the housing sector showed signs of improvement. The U.S. unemployment rate fell to 8.1%, the lowest level in three years.

The Federal Reserve (the “Fed”) maintained a cautious stance throughout the six-month reporting period. Chairman Ben Bernanke indicated that the Fed would maintain short-term interest rates in the 0.0% to 0.25% range through late 2014. He also revealed to Congress that the Fed has not ruled out further attempts to stimulate the economy.

The U.S. slowdown, combined with Europe’s deepening sovereign debt crisis and concern that China’s economy was cooling off, aided bond prices. The yield on the benchmark ten-year U.S. Treasury bond hovered around 2.00% for much of the six-month reporting period.

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During the reporting period, there was healthy demand for higher-yielding corporate bonds.

Outlook

GDP growth of 2.2% during January-to-March 2012 is below the Fed’s forecast that economic growth for 2012 would be in the 2.5% to 2.9% range. The Fed has also warned of “significant downside risks to the economic outlook, including strains in global financial markets.” These strains were exemplified by the fiscal crisis in the European Union (“E.U.”), which appeared to worsen in the days immediately following the close of the six-month reporting period. Troubles on the continent cannot help but be felt on this side of the Atlantic since the U.S. economy is closely tied to that of the E.U.

There is also considerable uncertainty in this presidential election year regarding future levels of federal taxes and spending, as a series of tax cuts are set to expire on December 31, 2012 and major spending reductions are planned to begin in January 2013. The prospect of higher taxes, reduced spending, or both, would almost certainly negatively impact the economy in 2013.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund Fund Insights

April 30, 2012 (unaudited)

For the six months ended April 30, 2012, PIMCO Corporate & Income Strategy Fund returned 13.53% on net asset value (“NAV”) and 12.38% on market price.

For the six months ended April 30, 2012, PIMCO Income Opportunity Fund returned 10.10% on NAV and 9.07% on market price.

The U.S. fixed income market experienced periods of volatility during the reporting period, but ultimately generated positive returns. There were shifting expectations for the U.S. economy during the six months ended April 30, 2012. As the reporting period began, fears of a double-dip recession appeared to be receding, as certain economic data was better than expected. This largely continued during the first quarter of 2012 as unemployment moved lower and consumer spending accelerated. During this time, both short- and long-term Treasury yields generally moved higher and most spread sectors (non-U.S. Treasuries) outperformed equal-duration Treasuries. Investor sentiment reversed course in April, given fears of contagion from the European sovereign debt crisis and concerns that the U.S. economy may be hitting a soft patch. This in turn triggered increased risk aversion and falling Treasury yields. All told, during the six months ended April 30, 2012, short-term Treasury yields rose modestly, long-term Treasury yields declined and the yield curve flattened. Spread sectors generally outperformed equal-duration Treasuries, with lower-rated, higher yielding securities generating the strongest returns.

Compared to the 2.44% return for the overall U.S. fixed income market (as measured by the Barclays U.S. Aggregate Index), high yield and investment grade bonds returned 6.91% and 3.64%, respectively (as measured by the Barclays U.S. High Yield and Barclays U.S. Credit Indices) for the six month reporting period.

PIMCO Corporate & Income Strategy Fund
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Given strong overall demand from investors looking for yield, on a total return basis, lower rated, higher yielding corporate bonds generally outperformed their higher quality, lower yielding counterparts. For instance, AAA-, AA-, A and BBB-rated issues returned 1.29%, 3.26%, 3.65%, and 4.42%, respectively, during the six months ended April 30, 2012. The same trend held true in the high yield market, as BB-rated issues returned 6.46%, versus 6.63% for B-rated names.

PIMCO Corporate & Income Strategy

Sector positioning and duration drive results

The Fund generated strong absolute and relative returns during the reporting period. An overweighting to banks contributed to performance, as the banking sector outperformed the 80% Barclays Credit/20% B of A Merrill Lynch BB/B Constrained Index (the “Index”)1 as risk appetite was generally robust. Furthermore, an overweighting to life insurance was rewarded as this sector outperformed the Index during the reporting period. The Fund’s duration positioning also contributed to results. Having a longer duration than that of the Index during the reporting period was a positive as interest rates declined during the six months ended April 30, 2012. On the downside, the Fund’s overweighting to energy companies was a negative as the sector underperformed the Index during the period. The Fund’s underweighting to consumer cyclicals also detracted from performance as the sector outperformed the Index.

PIMCO Income Opportunity

Sector positioning largely drives results

The Fund produced strong absolute and relative returns versus the Index during the six month reporting period. Allocations to senior commercial mortgage-backed securities (“CMBS”) were beneficial for performance. An overweighting to CMBS was maintained to take advantage of spreads that remained attractive on a historical basis, as well as compared to other fixed

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund Fund Insights

April 30, 2012 (unaudited) (continued)

income sectors. The Fund’s overweighting to high yield automotive securities was beneficial as auto sales rebounded during the first few months of 2012. An overweighting to investment grade insurance life was rewarded, as this sector outperformed the broader market. In addition, the Fund’s underweighting to metals and mining contributed to returns, as precious metal prices declined during the six months ended April 30, 2012. On the downside, the Fund’s overweighting to high yield utilities detracted from results, as low natural gas prices negatively impacted the profitability of older power plants. Moreover, the Fund’s U.S. interest rate strategy was negative, as having a relatively short duration in the U.S. detracted from returns as interest rates declined during the reporting period. Having a yield curve steepening bias was also a negative as the yield curve flattened during the reporting period.

1 The Barclays Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index. The B of A Merrill Lynch BB/B Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

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PIMCO Corporate & Income Strategy Fund
Performance & Statistics

April 30, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	12.38%	13.53%
1 Year	3.10%	3.45%
5 Year	12.39%	12.55%
10 Year	12.42%	12.27%
Commencement of Operations (12/21/01) to 4/30/12	12.04%	11.83%

Market Price/NAV Performance: Commencement of Operations (12/21/01) to 4/30/12 Market Price NAV	Market Price/NAV:
	Market Price	$15.96
	NAV	$14.25
	Premium to NAV	12.00%
	Market Price Yield(2)	8.46%
	Leverage Ratio(3)	38.88%

	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized May 2012 monthly dividend per common share (comprised of net investment income) by the market price per common share at April 30, 2012.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) that are outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

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PIMCO Income Opportunity Fund
Performance & Statistics

April 30, 2012 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	9.07%	10.10%
1 Year	4.85%	4.57%
3 Year	32.46%	30.51%
Commencement of Operations (11/30/07) to 4/30/12	13.55%	13.19%

Market Price/NAV Performance: Commencement of Operations (11/30/07) to 4/30/12 Market Price NAV	Market Price/NAV:
	Market Price	$26.74
	NAV	$25.02
	Premium to NAV	6.87%
	Market Price Yield(2)	8.53%
	Leverage Ratio(3)	40.66%

	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income and short-term capital gains, if any) by the market price per common share at April 30, 2012.

(3) Represents Reverse Repurchase Agreements (“Leverage”) that are outstanding, as a percentage of total managed assets. Total Managed assets refer to the total assets of the Fund (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

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PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited)

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 58.8%

Airlines – 0.9%
$1,796	American Airlines Pass Through Trust, 10.375%, 1/2/21	$1,935,539
1,806	Continental Airlines Pass Through Trust, 9.798%, 10/1/22	1,932,400
	United Air Lines Pass Through Trust,
1,339	7.336%, 1/2/21 (a) (b) (d) (k) (acquisition cost-$1,338,611; purchased 6/19/07)	1,325,224
2,303	10.40%, 5/1/18 (j)	2,629,063
		7,822,226
Automotive – 0.2%
1,500	Ford Motor Co., 9.98%, 2/15/47	2,006,250
Banking – 8.3%
4,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523%, 11/8/12 (a) (d) (g)	3,600,000
2,400	AgFirst Farm Credit Bank, 7.30%, 5/29/12 (a) (b) (d) (g) (k) (acquisition cost-$1,904,000; purchased 2/26/10-3/2/10)	2,351,760
1,150	BankAmerica Capital II, 8.00%, 12/15/26	1,164,375
	Barclays Bank PLC,
7,760	10.179%, 6/12/21 (a) (d) (j)	9,104,963
£200	14.00%, 6/15/19 (g)	389,496
$5,000	BPCE S.A., 12.50%, 9/30/19 (a) (d) (g)	5,259,705
27,790	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (d) (g) (j)	35,474,102
	HBOS PLC,
4,000	0.676%, 9/6/17, FRN	2,923,000
2,000	6.75%, 5/21/18 (a) (d)	1,839,518
1,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (g)	1,310,000
	Regions Financial Corp.,
1,900	7.375%, 12/10/37	1,871,500
3,400	7.75%, 11/10/14	3,748,500
£1,200	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (g)	1,908,530
		70,945,449
Building & Construction – 0.3%
$1,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	1,042,500
1,700	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	1,819,765
		2,862,265
Consumer Products – 0.2%
1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (a) (d)	1,717,000
Energy – 0.3%
4,300	Dynegy Roseton LLC/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B, (e)	2,795,000
Financial Services – 27.7%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	1,150,000
	Ally Financial, Inc.,
240	5.35%, 1/15/14	234,898
70	5.75%, 1/15/14	68,408
372	5.85%, 6/15/13	372,262
753	6.00%, 7/15/13-9/15/19	703,031
492	6.05%, 8/15/19	444,275
659	6.125%, 10/15/19	595,192

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PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$348	6.15%, 9/15/19-10/15/19	$321,025
10	6.20%, 4/15/19	9,132
719	6.25%, 12/15/18-7/15/19	653,519
620	6.30%, 8/15/19	566,782
215	6.35%, 5/15/13-7/15/19	213,893
158	6.40%, 12/15/18	146,276
2,515	6.50%, 2/15/16-1/15/20	2,347,641
78	6.60%, 5/15/18	73,615
1,246	6.65%, 6/15/18-10/15/18	1,153,209
1,431	6.70%, 6/15/18-12/15/19	1,332,823
1,957	6.75%, 8/15/16-6/15/19	1,841,855
817	6.80%, 9/15/18-10/15/18	765,532
30	6.85%, 5/15/18	28,681
80	6.875%, 7/15/18	75,690
988	6.90%, 6/15/17-8/15/18	937,654
4,000	7.00%, 8/15/16-11/15/23	3,765,002
1,878	7.05%, 3/15/18-4/15/18	1,801,321
105	7.125%, 10/15/17	101,238
501	7.15%, 6/15/16-1/15/25	477,709
2,434	7.25%, 9/15/17-3/15/25	2,335,160
288	7.30%, 12/15/17-1/15/18	277,526
12,861	7.375%, 11/15/16-4/15/18	12,626,869
20	7.40%, 12/15/17	19,418
84	7.50%, 11/15/16-12/15/17	81,500
266	9.00%, 7/15/20	266,004
2,000	American Express Co., 6.80%, 9/1/66, (converts to FRN on 9/1/16)	2,050,500
€1,500	American General Finance Corp., 4.125%, 11/29/13	1,801,887
$445	Bank of America Corp., 6.50%, 8/1/16	486,890
	BNP Paribas S.A. (g),
6,700	7.195%, 6/25/37 (a) (d) (j)	5,829,000
€350	7.781%, 7/2/18	439,667
$1,790	Capital One Bank USA N.A., 8.80%, 7/15/19	2,262,737
1,500	Capital One Capital V, 10.25%, 8/15/39	1,571,250
3,300	Capital One Capital VI, 8.875%, 5/15/40	3,387,889
878	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	911,605
	Citigroup, Inc.,
CAD 1,300	5.365%, 3/6/36 (a) (b) (k) (acquisition cost-$1,126,438; purchased 5/19/11)	1,076,612
$300	6.125%, 8/25/36	297,458
21,500	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	21,889,687
	Credit Agricole S.A. (g),
€2,000	7.875%, 10/26/19	2,223,764
$21,400	8.375%, 10/13/19 (a) (d) (j)	18,939,000
£500	General Electric Capital Corp.,
	6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	766,820
	Goldman Sachs Group, Inc.,
$4,000	6.45%, 5/1/36	3,908,456
7,000	6.75%, 10/1/37 (j)	6,938,981
	International Lease Finance Corp.,
2,900	6.75%, 9/1/16 (a) (d)	3,146,500
1,000	8.625%, 9/15/15	1,111,250
7,300	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	8,025,934

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PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$4,100	JPMorgan Chase Capital XX, 6.55%, 9/15/66, (converts to FRN on 9/15/36) (j)	$4,135,875
	LBG Capital No.1 PLC,
€300	7.375%, 3/12/20	322,573
£100	7.588%, 5/12/20	135,418
£200	7.867%, 12/17/19	274,248
£400	7.869%, 8/25/20	548,540
$12,700	7.875%, 11/1/20 (a) (d)	11,209,846
17,500	8.00%, 6/15/20 (a) (d) (g)	14,700,000
8,500	8.50%, 12/17/21 (a) (d) (g)	7,905,000
£300	11.04%, 3/19/20	490,521
	LBG Capital No.2 PLC,
€400	8.875%, 2/7/20	473,885
£3,100	9.125%, 7/15/20	4,454,941
£500	9.334%, 2/7/20	752,625
$3,500	National City Preferred Capital Trust I, 12.00%, 12/10/12 (g)	3,733,688
5,200	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (g)	5,471,638
2,700	PNC Preferred Funding Trust I, 2.124%, 3/15/17 (a) (d) (g)	2,079,432
	Royal Bank of Scotland Group PLC (g),
1,000	6.99%, 10/5/17 (a) (d)	795,000
1,500	7.64%, 9/29/17	1,016,250
4,100	7.648%, 9/30/31	3,387,625
	SLM Corp.,
5,900	8.00%, 3/25/20	6,298,250
19,500	8.45%, 6/15/18	21,450,000
	Springleaf Finance Corp.,
2,200	5.40%, 12/1/15	1,892,000
500	6.50%, 9/15/17	407,500
3,000	6.90%, 12/15/17	2,463,750
1,800	State Street Capital Trust III, 5.464%, 5/29/12 (g)	1,808,136
900	USB Capital IX, 3.50%, 5/29/12 (g)	687,168
12,100	Wachovia Capital Trust III, 5.57%, 5/29/12 (g) (j)	11,268,125
7,000	Wells Fargo & Co., 7.98%, 3/15/18 (g)	7,630,000
		238,645,061
Healthcare & Hospitals – 1.8%
	HCA, Inc.,
10,000	7.875%, 2/15/20	11,150,000
3,600	8.50%, 4/15/19	4,056,750
		15,206,750
Hotels/Gaming – 0.5%
	MGM Resorts International,
700	10.375%, 5/15/14	801,500
1,050	11.125%, 11/15/17	1,194,375
2,197	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d)	2,344,843
		4,340,718
Insurance – 15.3%
1,400	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	1,421,000
9,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	9,270,000
	American International Group, Inc.,
14,000	6.25%, 3/15/87, (converts to FRN on 3/15/37) (j)	12,766,040
£6,911	6.765%, 11/15/17 (a) (d)	12,266,562

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PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Insurance (continued)
MXN 16,000	7.98%, 6/15/17	$1,211,009
$46,750	8.175%, 5/15/68, (converts to FRN on 5/15/38) (j)	50,197,813
12,700	8.25%, 8/15/18 (j)	15,422,740
£1,900	8.625%, 5/22/68, (converts to FRN on 5/22/18)	3,068,092
$5,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (d) (g) (j)	5,367,638
2,600	Genworth Financial, Inc., 8.625%, 12/15/16 (j)	2,835,791
9,000	Metlife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a) (d) (j)	10,057,500
6,800	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (j)	8,132,895
		132,017,080
Metals & Mining – 0.5%
4,000	Gerdau Holdings, Inc., 7.00%, 1/20/20 (a) (d) (j)	4,570,000
Paper/Paper Products – 0.1%
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a) (d)	603,500
Telecommunications – 1.9%
1,700	CenturyLink, Inc., 6.00%, 4/1/17	1,827,349
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (j)	8,537,815
5,360	Qwest Corp., 7.20%, 11/10/26 (j)	5,427,000
		15,792,164
Utilities – 0.8%
3,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d)	4,134,000
1,700	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (d)	1,368,500
1,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	1,090,122
		6,592,622
Total Corporate Bonds & Notes (cost-$435,569,117)		505,916,085

MUNICIPAL BONDS – 21.0%

California – 11.5%
9,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	11,081,250
4,200	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	4,548,852
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,969,938
7,700	Los Angeles Cnty. Public Works Financing Auth. Rev., 7.618%, 8/1/40	9,892,960
2,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	2,817,912
9,820	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	10,196,695
2,100	San Luis Obispo Cnty. Rev., zero coupon, 9/1/27, Ser. C (NPFGC)	907,410
800	San Marcos Unified School Dist., GO, zero coupon, 8/1/29	343,104
	State Public Works Board Rev.,
16,855	7.804%, 3/1/35, Ser. B-2	19,219,251
20,000	8.361%, 10/1/34, Ser. G-2	25,105,000
5,000	State, GO, 7.95%, 3/1/36	5,888,500
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	6,710,024
		98,680,896
Colorado – 0.7%
5,000	Denver Public Schools, CP, 7.017%, 12/15/37, Ser. B	6,443,550
District of Columbia – 1.7%
13,000	Metropolitan Airports Auth. Rev., 7.462%, 10/1/46	14,841,320

PIMCO Corporate & Income Strategy Fund
12	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Louisiana – 0.3%
	New Orleans, Public Improvements, GO, Ser. A,
$800	8.30%, 12/1/29	$909,104
820	8.55%, 12/1/34	916,153
300	8.80%, 12/1/39	336,744
		2,162,001
Ohio – 3.9%
24,000	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	33,834,480

Pennsylvania – 0.1%
2,000	Philadelphia Auth. for Industrial Dev. Rev., zero coupon, 4/15/26, Ser. B (AMBAC)	748,600

Texas – 2.8%
4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	4,703,400
17,200	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	19,609,720
		24,313,120
Total Municipal Bonds (cost-$160,574,231)		181,023,967

MORTGAGE-BACKED SECURITIES – 10.9%

1,058	American Home Mortgage Assets LLC, 0.469%, 9/25/46, CMO, FRN	140,237
354	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	256,272
7,551	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	5,990,721
	BCAP LLC Trust, CMO, VRN (a) (d),
2,500	5.579%, 3/26/37	325,000
1,680	11.84%, 6/26/36	197,437
2,671	Bear Stearns Alt-A Trust, 2.863%, 11/25/36, CMO, FRN	1,443,149
	Chase Mortgage Finance Corp., CMO,
42	2.805%, 12/25/35, FRN	39,717
2,913	6.00%, 7/25/37	2,455,108
3,565	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	3,517,812
	Countrywide Alternative Loan Trust, CMO,
406	5.50%, 3/25/36	261,271
2,032	5.75%, 3/25/37	1,467,592
1,394	6.00%, 7/25/37	1,099,466
1,210	6.50%, 8/25/36	702,150
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
775	2.682%, 9/20/36, FRN	377,891
2,632	5.50%, 10/25/35	2,518,321
2,679	5.75%, 3/25/37	2,178,057
1,760	6.00%, 2/25/37	1,435,051
1,570	6.00%, 3/25/37	1,292,537
517	6.00%, 4/25/37	447,723
	Credit Suisse Mortgage Capital Certificates, CMO,
1,553	6.00%, 2/25/37	1,209,894
3,763	6.00%, 6/25/37	3,193,001
	GSR Mortgage Loan Trust, CMO,
666	5.50%, 5/25/36	532,221
8,559	6.00%, 2/25/36	7,703,268

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PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

	JPMorgan Mortgage Trust, CMO,
$4,271	5.00%, 3/25/37	$3,208,278
2,074	5.41%, 1/25/37, FRN	1,617,579
745	6.00%, 8/25/37	615,612
5,377	Morgan Stanley Mortgage Loan Trust, 6.00%, 2/25/36, CMO	4,432,169
1,311	Residential Accredit Loans, Inc., 0.469%, 5/25/37, CMO, FRN	322,811
3,001	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	3,016,856
961	Residential Asset Securitization Trust, 6.00%, 9/25/36, CMO	530,002
	Residential Funding Mortgage Securities I, CMO,
2,495	6.00%, 1/25/37	2,029,808
2,881	6.25%, 8/25/36	2,396,035
1,024	Sequoia Mortgage Trust, 2.637%, 2/20/47, CMO, FRN	796,491
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
2,201	5.501%, 4/25/37	1,678,720
1,182	5.81%, 2/25/37	860,363
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
749	2.514%, 9/25/36	523,716
1,166	4.95%, 7/25/37	755,749
13,469	5.316%, 7/25/37	11,202,919
2,000	5.43%, 2/25/37	1,655,142
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO, FRN,
1,264	0.918%, 4/25/47	135,991
1,346	0.999%, 5/25/47	285,416
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
11,513	2.606%, 10/25/36, FRN	8,807,035
1,355	2.619%, 7/25/36, FRN	1,011,099
241	2.647%, 5/25/36, FRN	179,455
614	2.667%, 4/25/36, FRN	507,213
7,387	2.702%, 7/25/36, FRN	5,645,458
1,400	5.667%, 10/25/36, FRN	1,242,107
1,771	6.00%, 7/25/37	1,739,019
Total Mortgage-Backed Securities (cost-$90,997,973)		93,978,939

Shares

PREFERRED STOCK – 2.6%

Banking – 0.2%
30,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (k) (acquisition cost-$1,678,450; purchased 2/26/10-2/1/11)	1,610,983

Financial Services – 2.4%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (g) (l)	2,240,000
250,000	Citigroup Capital XIII, 7.875%, 10/30/15 (l)	6,657,500
512,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (l)	12,262,400
		21,159,900
Total Preferred Stock (cost-$23,337,200)		22,770,883

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14	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

SENIOR LOANS (a) (c) – 2.2%

Financial Services – 2.2%
$20,000	Springleaf Finance Corp., 5.50%, 5/10/17 (cost-$19,914,929)	$18,985,000

Shares

CONVERTIBLE PREFERRED STOCK – 1.9%

Financial Services – 1.0%
8,050	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	9,016,241

Utilities – 0.9%
	PPL Corp.,
53,400	8.75%, 5/1/14	2,749,032
90,000	9.50%, 7/1/13	4,805,100
		7,554,132
Total Convertible Preferred Stock (cost-$12,276,951)		16,570,373

Principal Amount (000s)

ASSET-BACKED SECURITIES – 0.9%

$5,739	Greenpoint Manufactured Housing, 8.45%, 6/20/31, VRN	5,547,858
2,253	GSAA Trust, 6.295%, 6/25/36	1,301,753
1,420	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	959,225
Total Asset-Backed Securities (cost-$7,208,401)		7,808,836

SOVEREIGN DEBT OBLIGATIONS – 0.7%

Brazil – 0.7%
BRL 8,400	Brazilian Government International Bond, 12.50%, 1/5/22 (cost-$4,845,357)	5,794,927

SHORT-TERM INVESTMENTS – 1.0%

Corporate Notes – 0.1%
Financial Services – 0.1%
	Ally Financial, Inc.,
$896	6.75%, 7/15/12	893,619
27	7.625%, 11/15/12	27,277
Total Corporate Notes (cost-$922,680)		920,896

U.S. Treasury Obligations (h) (m) – 0.4%
3,091	U.S. Treasury Bills, 0.096%-0.148%, 8/23/12-12/13/12 (cost-$3,089,187)	3,089,319

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PIMCO Corporate & Income Strategy Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Repurchase Agreements – 0.5%
$3,600	Deutsche Bank Securities, Inc., dated 4/30/12, 0.18%, due 5/1/12, proceeds $3,600,018; collateralized by U.S. Treasury Notes, 1.50%, due 12/31/13, valued at $3,673,421 including accrued interest	$3,600,000
672	State Street Bank & Trust Co., dated 4/30/12, 0.01%, due 5/1/12, proceeds $672,000; collateralized by Freddie Mac, 0.855%, due 11/25/14, valued at $687,782 including accrued interest	672,000
Total Repurchase Agreements (cost-$4,272,000)		4,272,000
Total Short-Term Investments (cost-$8,283,867)		8,282,215
Total Investments (cost-$763,008,026) – 100.0%		$861,131,225

PIMCO Corporate & Income Strategy Fund
16	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited)

Principal Amount (000s)		Value

MORTGAGE-BACKED SECURITIES – 53.6%

$407	Adjustable Rate Mortgage Trust, 2.821%, 1/25/36, CMO, FRN	$259,598
£375	Auburn Securities PLC, 1.094%, 10/1/41, CMO, FRN	523,338
$156	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	5,394
	Banc of America Funding Corp., CMO, FRN,
397	2.545%, 12/20/36	385,419
2,249	2.815%, 12/20/34	1,602,105
557	2.835%, 12/20/34	347,144
2,920	3.041%, 3/20/36	2,072,254
1,534	5.934%, 10/20/46	956,248
2,827	Banc of America Large Loan, Inc., 1.991%, 11/15/15, CMO, FRN (a) (d)	2,653,926
842	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.918%, 4/11/36, CMO (a) (d)	703,269
	Banc of America Mortgage Securities, Inc., CMO,
393	2.683%, 10/20/46, FRN	186,224
450	2.758%, 9/25/34, FRN	417,090
1,026	2.87%, 6/25/35, FRN	995,419
1,225	5.75%, 8/25/34 (j)	1,243,169
	BCAP LLC Trust, CMO (a) (d),
2,532	5.00%, 11/26/37, VRN	2,389,816
550	5.039%, 3/26/36, FRN	493,124
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
195	2.525%, 9/25/34	142,254
849	2.697%, 1/25/35	758,085
1,889	2.711%, 10/25/36	1,204,586
1,741	5.274%, 3/25/35	1,625,766
812	5.466%, 8/25/47	471,260
265	5.47%, 9/25/34	245,671
636	5.587%, 6/25/47	471,751
	Bear Stearns Alt-A Trust, CMO,
3,296	0.399%, 6/25/46, FRN	1,349,722
1,915	0.589%, 1/25/35, FRN (j)	1,665,064
1,940	2.664%, 9/25/34, FRN	1,443,483
603	2.703%, 4/25/35, FRN	365,613
1,739	2.982%, 5/25/36, FRN	830,849
993	3.025%, 5/25/35, FRN	592,951
1,127	3.54%, 9/25/34, FRN	969,920
6,874	4.335%, 8/25/36, FRN	3,732,204
634	4.92%, 7/25/35, FRN	432,055
1,217	4.987%, 11/25/36, FRN	724,164
123	5.312%, 11/25/35, FRN	91,258
1,068	5.602%, 8/25/36, VRN	632,916
2,500	Bear Stearns Commercial Mortgage Securities, 5.733%, 3/13/40, CMO, VRN (a) (d)	2,271,521
£605	Bluestone Securities PLC, 1.261%, 6/9/43, CMO, FRN	815,798
$4,279	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (d)	1,945,584
	Chase Mortgage Finance Corp., CMO,
2,158	5.50%, 11/25/21	2,005,950
2,595	6.00%, 3/25/37	2,091,818
	Citigroup Mortgage Loan Trust, Inc., CMO,
1,163	3.017%, 3/25/37, FRN	782,818
1,046	5.50%, 11/25/35	801,276

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PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$2,170	Commercial Mortgage Pass Through Certificates, 6.093%, 7/10/46, CMO, VRN (a) (d)	$2,071,879
	Countrywide Alternative Loan Trust, CMO,
1,663	0.435%, 12/20/46, FRN	884,619
1,905	0.489%, 6/25/37, FRN	855,317
4,029	0.57%, 11/20/35, FRN	2,291,013
4,017	0.589%, 5/25/36, FRN	1,768,508
475	5.50%, 10/25/35	434,582
691	6.00%, 11/25/35	345,523
784	6.00%, 4/25/36	533,371
1,390	6.00%, 4/25/37	853,601
3,022	6.00%, 5/25/37	2,139,127
808	6.25%, 8/25/37	502,284
1,121	6.50%, 9/25/32	978,501
2,453	6.50%, 7/25/35	1,104,764
1,121	6.50%, 6/25/36	698,704
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,569	0.559%, 3/25/35, FRN	1,021,211
60	2.602%, 10/20/35, FRN	39,817
256	2.677%, 8/20/35, FRN	167,600
6,062	2.705%, 11/25/35, FRN	4,326,975
700	2.75%, 6/20/35, FRN	513,806
153	2.798%, 8/25/34, FRN	113,419
2,105	3.402%, 3/25/37, FRN	1,033,848
531	5.50%, 8/25/35	499,705
1,790	5.52%, 9/25/47, FRN	1,178,338
2,770	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO (j)	2,872,399
	Credit Suisse Mortgage Capital Certificates, CMO,
917	0.41%, 10/15/21, FRN (a) (d)	863,491
1,117	0.839%, 7/25/36, FRN	489,399
835	5.896%, 4/25/36	529,390
706	6.50%, 5/25/36	385,865
876	6.50%, 7/26/36	349,748
€5,240	DECO Series, 0.884%, 10/27/20, CMO, FRN	6,311,590
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, CMO,
$1,140	0.389%, 2/25/47, FRN	559,339
261	6.25%, 7/25/36, VRN	133,041
1,004	Deutsche Mortgage Securities, Inc., 5.50%, 9/25/33, CMO	1,041,628
1,624	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.42%, 4/19/47, CMO, FRN	373,161
	EMF-NL, CMO, FRN,
€800	1.753%, 7/17/41	672,440
€1,000	2.003%, 10/17/41	1,007,777
	First Horizon Alternative Mortgage Securities, CMO,
$452	2.384%, 2/25/36, FRN	332,943
613	2.457%, 8/25/35, FRN	111,899
2,964	2.513%, 11/25/36, FRN	1,581,019
784	2.559%, 5/25/36, FRN	414,941
278	6.25%, 11/25/36	197,927
	First Horizon Asset Securities, Inc., CMO,
2,374	2.584%, 1/25/37, FRN	1,738,895
415	5.50%, 8/25/35	307,103
443	5.54%, 7/25/37, FRN	357,065

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18	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$53,031	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO, VRN (f)	$307,557
	GMAC Mortgage Corp. Loan Trust, CMO, FRN,
222	3.111%, 7/19/35	202,628
419	3.127%, 6/25/34	374,568
439	3.454%, 6/25/34	403,838
2,117	Greenpoint Mortgage Funding Trust, 0.419%, 1/25/37, CMO, FRN	1,118,029
765	Greenwich Capital Commercial Funding Corp., 0.381%, 11/5/21, CMO, FRN (a) (d)	730,838
	GS Mortgage Securities Corp. II, CMO (a) (d),
10,217	1.694%, 8/10/43, IO, VRN	878,194
140	4.805%, 3/6/20, FRN	140,078
2,100	6.137%, 8/10/43, VRN	1,926,012
	GSR Mortgage Loan Trust, CMO,
1,184	0.689%, 7/25/37, FRN	708,981
3,588	2.691%, 1/25/36, FRN	2,838,787
66	2.901%, 12/25/34, FRN	49,452
147	6.00%, 9/25/34	150,175
	Harborview Mortgage Loan Trust, CMO,
3,449	0.43%, 2/19/46, FRN	2,134,710
6,299	0.45%, 11/19/36, FRN	3,857,326
260	0.56%, 1/19/35, FRN	171,935
711	0.80%, 6/19/34, FRN	564,732
2,818	5.531%, 6/19/36, FRN	1,736,700
608	5.75%, 8/19/36, VRN	357,234
788	Homebanc Mortgage Trust, 0.489%, 3/25/35, CMO, FRN	550,362
€1,171	IM Pastor FTH, 0.972%, 3/22/44, CMO, FRN	999,875
$633	Impac CMB Trust, 0.499%, 11/25/35, CMO, FRN	377,215
2,822	Indymac INDA Mortgage Loan Trust, 2.768%, 12/25/36, CMO, FRN	1,820,763
	Indymac Index Mortgage Loan Trust, CMO, FRN,
421	1.039%, 8/25/34	277,913
847	1.099%, 9/25/34	568,306
1,971	3.239%, 5/25/37	1,082,747
661	3.638%, 6/25/37	324,464
2,841	5.272%, 11/25/36	2,092,037
372	5.345%, 5/25/37	67,467
¥3,332	JLOC Ltd., 0.456%, 2/16/16, CMO, FRN (f)	40,064
	JPMorgan Alternative Loan Trust, CMO,
$949	2.795%, 5/25/36, FRN	562,638
726	5.50%, 11/25/36, VRN	723,528
4,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.714%, 3/18/51, CMO, VRN (a) (d)	3,935,218
	JPMorgan Mortgage Trust, CMO,
126	2.772%, 10/25/36, FRN	92,524
445	3.628%, 7/25/35, FRN	418,441
838	3.804%, 6/25/37, FRN	557,768
2,003	5.493%, 5/25/36, FRN	1,548,840
3,004	5.50%, 11/25/34	3,042,728
383	6.00%, 8/25/37	319,502
	Landmark Mortgage Securities PLC, CMO, FRN,
€710	1.082%, 6/17/38	798,421
£1,862	1.257%, 6/17/38	2,579,424
	Lehman Mortgage Trust, CMO,
$4,849	6.00%, 5/25/37	4,273,069
1,098	6.452%, 4/25/36, VRN	1,061,728

PIMCO Corporate & Income Strategy Fund
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PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
$1,694	0.449%, 4/25/46	$921,595
1,018	0.898%, 1/25/47	483,621
1,329	3.319%, 10/25/34	949,451
	Morgan Stanley Mortgage Loan Trust, CMO,
1,393	2.796%, 7/25/35, FRN	933,602
735	3.028%, 1/25/35, FRN	56,603
1,253	5.75%, 12/25/35	964,396
905	6.00%, 8/25/37	805,954
6,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a) (d)	5,440,500
	Prime Mortgage Trust, CMO,
7,167	0.589%, 6/25/36, FRN	2,371,193
440	7.00%, 7/25/34	411,092
691	Prudential Securities Secured Financing Corp., 6.755%, 6/16/31, CMO, VRN (a) (d)	690,660
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO, VRN (a) (d)	1,994,149
62	Regal Trust IV, 2.724%, 9/29/31, CMO, FRN (a) (d)	54,891
	Residential Accredit Loans, Inc., CMO,
555	0.419%, 6/25/46, FRN	209,511
293	5.50%, 4/25/37	179,333
1,297	6.00%, 8/25/35	1,088,241
1,299	6.00%, 1/25/37	835,733
981	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	637,468
	Residential Funding Mortgage Securities I, CMO,
720	5.656%, 7/27/37, FRN	563,074
1,475	6.00%, 6/25/37	1,175,369
979	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	990,103
812	Sequoia Mortgage Trust, 4.44%, 1/20/38, CMO, FRN	536,586
	Structured Adjustable Rate Mortgage Loan Trust, CMO, FRN,
54	2.727%, 8/25/34	47,584
3,382	5.232%, 11/25/36	2,776,168
2,640	5.481%, 1/25/36	1,838,914
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
4,037	0.449%, 8/25/36	2,351,517
336	0.469%, 5/25/45	211,664
1,028	Structured Asset Securities Corp., 2.56%, 1/25/34, CMO, FRN	919,233
873	Suntrust Adjustable Rate Mortgage Loan Trust, 5.725%, 10/25/37, CMO, FRN	754,574
€190	Talisman Finance PLC, 0.957%, 4/22/17, CMO, FRN	221,042
$667	TBW Mortgage-Backed Pass Through Certificates, 6.00%, 7/25/36, CMO	335,141
367	Wachovia Bank Commercial Mortgage Trust, 0.33%, 9/15/21, CMO, FRN (a) (d)	355,581
5,000	WaMu Commercial Mortgage Securities Trust, 6.302%, 3/23/45, CMO, VRN (a) (d)	3,988,358
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
73	0.529%, 10/25/45	58,420
213	2.121%, 3/25/33	210,008
3,757	2.627%, 7/25/37	2,282,097
1,392	2.681%, 3/25/37	879,063
2,727	2.691%, 2/25/37	1,936,067
3,955	2.706%, 7/25/46	3,119,221
3,650	4.775%, 6/25/37	2,446,256
3,022	5.165%, 7/25/37	2,177,779
910	5.173%, 11/25/36	677,222
2,293	5.22%, 2/25/37	1,659,580

PIMCO Corporate & Income Strategy Fund
20	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
$1,243	1.008%, 10/25/46, FRN	$524,853
5,820	5.50%, 7/25/35	4,456,368
74	Washington Mutual MSC Mortgage Pass Through Certificates, 1.60%, 6/25/33, CMO, FRN	47,335
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,099	0.739%, 7/25/37, FRN	868,629
79	2.628%, 10/25/36, FRN	59,211
78	2.65%, 9/25/36, FRN	58,415
186	2.686%, 4/25/36, FRN	149,350
2,200	2.749%, 9/25/36, FRN	1,623,093
110	5.50%, 1/25/36	54,125
2,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a) (d)	2,581,408
Total Mortgage-Backed Securities (cost-$191,342,809)		197,413,663

CORPORATE BONDS & NOTES – 46.6%

Aerospace/Defense – 0.3%
1,700	Colt Defense LLC, 8.75%, 11/15/17	1,100,750
Airlines – 3.8%
970	American Airlines Pass Through Trust, 8.625%, 4/15/23	1,023,855
2,500	American Airlines, Inc., 10.50%, 10/15/12 (e)	2,631,250
	Continental Airlines Pass Through Trust (j),
1,110	7.707%, 10/2/22	1,198,636
1,094	8.048%, 5/1/22	1,187,605
1,754	Delta Air Lines, Inc., 7.75%, 6/17/21 (j)	2,000,119
678	Northwest Airlines, Inc., 1.243%, 11/20/15, FRN (MBIA) (j)	643,982
	United Air Lines Pass Through Trust (j),
2,505	9.75%, 7/15/18	2,861,572
2,304	10.40%, 5/1/18	2,629,063
		14,176,082
Banking – 10.7%
£2,100	Barclays Bank PLC, 14.00%, 6/15/19 (g)	4,089,707
	BPCE S.A. (g),
€750	9.00%, 3/17/15	883,570
€350	9.25%, 4/22/15	398,723
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	3,844,026
$6,875	11.00%, 6/30/19 (a) (d) (g) (j)	8,775,979
7,300	Discover Bank, 7.00%, 4/15/20 (j)	8,498,653
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (g)	1,840,368
$5,000	Lloyds TSB Bank PLC, 6.375%, 1/21/21 (j)	5,411,455
5,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	5,512,500
		39,254,981
Construction & Engineering – 0.9%
3,600	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	3,330,000
Energy – 0.6%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a) (d)	2,100,000

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	21

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Financial Services – 10.5%
$1,000	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	$500,000
	Ally Financial, Inc. (j),
1,850	6.75%, 12/1/14	1,947,902
5,000	8.30%, 2/12/15	5,500,000
	AngloGold Ashanti Holdings PLC (j),
300	5.375%, 4/15/20	314,350
800	6.50%, 4/15/40	790,922
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) (d) (j)	2,039,468
3,700	CIT Group, Inc., 5.25%, 4/1/14 (a) (d) (j)	3,829,500
	Credit Agricole S.A. (g),
£650	5.136%, 2/24/16	701,498
£500	7.589%, 1/30/20	568,210
£1,400	8.125%, 10/26/19	1,738,126
$5,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	5,406,030
£200	LBG Capital No.2 PLC, 15.00%, 12/21/19	389,496
$2,500	Morgan Stanley, 0.947%, 10/15/15, FRN (j)	2,209,308
	SLM Corp.,
150	0.766%, 1/27/14, FRN	143,730
€1,250	1.206%, 6/17/13, FRN	1,612,967
$975	5.00%, 10/1/13 (j)	1,001,812
220	5.375%, 6/15/13, FRN	219,762
200	5.375%, 12/15/13, FRN	199,414
1,000	5.375%, 5/15/14 (j)	1,045,057
1,000	8.00%, 3/25/20 (j)	1,067,500
4,700	8.45%, 6/15/18 (j)	5,170,000
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (g) (j)	2,350,000
		38,745,052
Healthcare & Hospitals – 0.9%
3,000	HCA, Inc., 6.50%, 2/15/20 (j)	3,217,500
Hotels/Gaming – 2.2%
1,600	MGM Resorts International, 9.00%, 3/15/20 (j)	1,792,000
5,752	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d) (j)	6,139,225
		7,931,225
Insurance – 3.6%
	American International Group, Inc.,
1,650	6.25%, 5/1/36 (j)	1,850,087
1,500	6.40%, 12/15/20 (j)	1,724,968
£546	6.765%, 11/15/17 (a) (d)	969,113
$6,400	8.25%, 8/15/18 (j)	7,772,090
£550	8.625%, 5/22/68, (converts to FRN on 5/22/18)	888,132
		13,204,390
Machinery – 0.1%
$500	Maxim Crane Works L.P., 12.25%, 4/15/15 (a) (b) (d) (k) (acquisition cost-$445,000; purchased 12/13/11)	502,500
Multi-Media – 0.1%
500	McClatchy Co., 11.50%, 2/15/17	527,500

PIMCO Corporate & Income Strategy Fund
22	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Oil & Gas – 7.3%
	Anadarko Petroleum Corp. (j),
$600	6.20%, 3/15/40	$701,347
3,300	6.375%, 9/15/17	3,925,406
4,200	6.45%, 9/15/36	4,990,810
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	7,840,332
958	Global Geophysical Services, Inc., 10.50%, 5/1/17 (j)	955,605
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (j)	2,823,385
4,900	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (j)	5,243,000
	Pride International, Inc. (j),
200	6.875%, 8/15/20	246,572
200	7.875%, 8/15/40	280,989
		27,007,446
Paper & Forest Products – 0.6%
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (j)	2,188,254
Real Estate Investment Trust – 1.8%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (j)	1,070,173
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (j)	5,474,418
		6,544,591
Retail – 1.0%
2,871	CVS Pass Through Trust, 7.507%, 1/10/32 (a) (d) (j)	3,567,591
Telecommunications – 1.2%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (j)	1,915,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14 (j)	2,010,000
500	Telecom Italia Capital S.A., 7.20%, 7/18/36 (j)	460,625
		4,385,625
Utilities – 1.0%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d) (j)	1,696,000
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20 (j)	2,187,500
		3,883,500
Total Corporate Bonds & Notes (cost-$151,100,087)		171,666,987

U.S. GOVERNMENT AGENCY SECURITIES (j) – 34.6%

120,236	Fannie Mae, MBS, 4.00%, 11/1/33-8/1/41 (cost-$121,383,410)	127,404,350

ASSET-BACKED SECURITIES – 14.8%

588	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	480,299
1,649	Accredited Mortgage Loan Trust, 0.419%, 4/25/36, FRN	1,401,967
837	ACE Securities Corp., 0.639%, 8/25/45, FRN	796,478
	Advanta Business Card Master Trust, FRN,
255	0.49%, 6/20/14	236,858
255	0.49%, 12/22/14	236,859
	Asset-Backed Funding Certificates, FRN,
16	0.799%, 10/25/33	11,873
2,075	1.064%, 8/25/33	1,658,354
	Bear Stearns Asset-Backed Securities Trust, FRN,
1,758	0.739%, 9/25/34	1,239,615
1,615	3.203%, 7/25/36	356,620

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	23

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

$265	Bear Stearns Second Lien Trust, 0.459%, 12/25/36, FRN (a) (d)	$260,871
3,914	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30, VRN	2,151,256
	Conseco Finance Securitizations Corp.,
1,565	7.77%, 9/1/31	1,583,370
615	7.96%, 5/1/31	503,394
315	7.97%, 5/1/32	217,377
3,625	8.06%, 5/1/31	2,388,501
	Conseco Financial Corp.,
282	6.22%, 3/1/30	306,973
321	6.33%, 11/1/29, VRN	341,450
248	6.53%, 2/1/31, VRN	247,883
163	6.86%, 3/15/28	170,856
461	7.05%, 1/15/27	478,524
1,036	7.14%, 3/15/28	1,134,592
715	7.24%, 6/15/28, VRN	782,830
694	7.40%, 6/15/27	734,671
41	7.65%, 10/15/27, VRN	41,187
	Countrywide Asset-Backed Certificates,
27	0.389%, 3/25/47, FRN	16,324
1,326	0.579%, 12/25/36, FRN (a) (d)	553,830
1,169	0.629%, 11/25/34, FRN	1,082,967
910	0.799%, 8/25/32, FRN	566,900
238	4.693%, 10/25/35, VRN	207,808
717	Countrywide Home Equity Loan Trust, 0.59%, 3/15/29, FRN	686,309
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	1,104,098
832	GSAMP Trust, 0.539%, 5/25/36, FRN (a) (d)	689,301
66	Home Equity Asset Trust, 2.639%, 10/25/33, FRN	41,333
	Indymac Residential Asset Backed Trust, FRN,
18,750	0.479%, 4/25/47	6,944,728
6,500	0.559%, 4/25/47	2,669,803
13	JPMorgan Mortgage Acquisition Corp., 0.319%, 8/25/36, FRN	3,812
	Long Beach Mortgage Loan Trust, FRN,
1,320	0.399%, 10/25/36	469,808
653	2.714%, 3/25/32	363,349
2,955	Loomis Sayles CBO, 0.696%, 10/26/20, FRN (a) (d)	2,806,006
509	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	510,590
7,355	Merrill Lynch First Franklin Mortgage Loan Trust, 0.479%, 5/25/37, FRN	3,100,327
2,111	Merrill Lynch Mortgage Investors, Inc., 0.739%, 6/25/36, FRN	1,130,275
1,900	Morgan Stanley Dean Witter Capital I, 1.664%, 2/25/33, FRN	1,284,153
	Oakwood Mortgage Investors, Inc.,
39	0.47%, 5/15/13, FRN	31,134
679	8.00%, 10/15/26	684,326
	Option One Mortgage Loan Trust,
6	0.359%, 2/25/38, FRN	6,041
75	5.662%, 1/25/37	41,459
5,000	Origen Manufactured Housing, 7.65%, 3/15/32	5,337,566
	Residential Asset Mortgage Products, Inc.,
30	4.02%, 4/25/33, VRN	25,953
969	5.22%, 7/25/34, VRN	866,993
1,732	5.86%, 11/25/33 (j)	1,451,194

PIMCO Corporate & Income Strategy Fund
24	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

	Residential Asset Securities Corp.,
$33	0.429%, 3/25/36, FRN	$31,933
30	4.47%, 3/25/32, VRN	30,941
533	Securitized Asset-Backed Receivables LLC Trust, 0.469%, 2/25/37, FRN	186,883
138	Specialty Underwriting & Residential Finance, 0.489%, 9/25/36, FRN	133,605
932	Structured Asset Securities Corp., 0.539%, 6/25/35, FRN	618,971
4,038	Talon Funding Ltd., 0.97%, 6/5/35, FRN (a) (d) (f)	2,655,849
741	UCFC Home Equity Loan, 7.75%, 4/15/30, VRN	517,079
Total Asset-Backed Securities (cost-$50,837,444)		54,614,306

SENIOR LOANS (a) (c) – 5.0%

Computer Services – 0.4%
1,749	First Data Corp., 2.99%, 9/24/14, Term B1	1,676,448
Financial Services – 3.5%
621	iStar Financial, Inc., 5.00%, 6/28/13, Term A1	620,750
13,000	Springleaf Finance Corp., 5.50%, 5/10/17	12,340,250
		12,961,000
Healthcare & Hospitals – 0.3%
1,000	HCA, Inc., 2.489%, 11/17/13, Term B1	999,063
Oil & Gas – 0.4%
1,406	Petroleum Export, 3.474%, 12/20/12, Term B	1,386,668
Printing/Publishing – 0.1%
515	Tribune Co., 0.00%, 6/4/09, Term X (b) (e) (k) (acquisition cost-$499,096; purchased 11/30/07-2/27/09)	352,197
Utilities – 0.3%
1,913	Texas Competitive Electric Holdings Co. LLC, 4.741%, 10/10/17	1,053,053
Total Senior Loans (cost-$19,102,197)		18,428,429

Shares

CONVERTIBLE PREFERRED STOCK – 4.8%

Financial Services – 4.4%
14,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	16,240,435
Utilities – 0.4%
25,500	PPL Corp., 9.50%, 7/1/13	1,361,445
Total Convertible Preferred Stock (cost-$10,478,225)		17,601,880

Principal Amount (000s)

SOVEREIGN DEBT OBLIGATIONS – 2.1%

Brazil – 0.4%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL 207	10.00%, 1/1/14	110,540
2,984	10.00%, 1/1/17	1,563,406
		1,673,946

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	25

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Philippines – 1.7%
$5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19	$6,200,000
Total Sovereign Debt Obligations (cost-$7,185,055)		7,873,946

CONVERTIBLE BONDS – 1.2%

Real Estate Investment Trust – 1.2%
3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a) (d) (cost-$3,777,290)	4,460,250

MUNICIPAL BONDS – 0.8%

California – 0.2%
775	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	805,729
West Virginia – 0.6%
3,000	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,240,010
Total Municipal Bonds (cost-$3,652,161)		3,045,739

Shares

PREFERRED STOCK – 0.3%

Financial Services – 0.3%
	SLM Corp., CPI-Linked MTN, Ser. A (n),
8,500	4.701%, 1/16/18	191,335
32,400	4.925%, 3/15/17	765,288
Total Preferred Stock (cost-$460,125)		956,623

Principal Amount (000s)

U.S. TREASURY OBLIGATIONS – 0.0%
$100	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$102,909)	104,774

Shares

WARRANTS – 0.0%

Construction & Engineering – 0.0%
3,575	Alion Science and Technology Corp., expires 11/1/14 (a) (d) (f) (i) (cost-$36)	36

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 7.5%

U.S. Treasury Obligations (h) – 4.8%
$17,428	U.S. Treasury Bills, 0.046%-0.147%, 7/5/12-10/11/12 (m)	17,422,040
270	U.S. Treasury Notes, 0.375%, 10/31/12	270,327
Total U.S. Treasury Obligations (cost-$17,690,779)		17,692,367

PIMCO Corporate & Income Strategy Fund
26	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2012 (unaudited) (continued)

Principal Amount (000s)		Value

Corporate Notes – 1.4%

Financial Services – 1.4%
$4,600	Ford Motor Credit Co. LLC, 7.80%, 6/1/12 (j)	$4,622,632
	SLM Corp.,
500	5.125%, 8/27/12	505,289
100	5.375%, 1/15/13	102,239
Total Corporate Notes (cost-$5,191,065)		5,230,160

Sovereign Debt Obligations – 0.0%

Brazil – 0.0%
BRL 100	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/13, Ser. F (cost-$63,114)	52,996

Repurchase Agreements – 1.3%
$4,300	Bank of America Corp., dated 4/30/12, 0.20%, due 5/1/12, proceeds $4,300,024; collateralized by U.S. Treasury Notes, 0.875%, due 4/30/17, valued at $4,383,672 including accrued interest	4,300,000
591	State Street Bank & Trust Co., dated 4/30/12, 0.01%, due 5/1/12, proceeds $591,000; collateralized by Freddie Mac, 0.855%, due 11/25/14, valued at $607,457 including accrued interest	591,000
Total Repurchase Agreements (cost-$4,891,000)		4,891,000
Total Short-Term Investments (cost-$27,835,958)		27,866,523
Total Investments (cost-$587,257,706) – 171.3%		631,437,506
Liabilities in excess of other assets – (71.3)%		(262,920,743)
Net Assets – 100.0%		$368,516,763

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	27

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Schedules of Investments

April 30, 2012 (unaudited) (continued)

(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $210,878,445 and $101,325,445, representing 24.5% of total investments and 27.5% of net assets in Corporate & Income Strategy and Income Opportunity, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2012.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)	Fair-Valued–Securities with an aggregate value of $3,003,506, representing 0.8% of net assets in Income Opportunity. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(i)	Non-income producing.
(j)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)

Restricted. The aggregate acquisition cost of such securities is $6,047,499 and $944,096 in Corporate & Income Strategy and Income Opportunity, respectively. The aggregate market value is $6,364,579 and $854,697, representing 0.7% of total investments and 0.2% of net assets in Corporate & Income Strategy and Income Opportunity, respectively.

(l)	Dividend rate is fixed until the first call date and variable thereafter.
(m)	Rates reflect the effective yields at purchase date.
(n)	Floating Rate. The rate disclosed reflects the rate in effect on April 30, 2012.

Glossary:
AMBAC	-	insured by American Municipal Bond Assurance Corp.
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
CPI	-	Consumer Price Index
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2012.
GO	-	General Obligation Bond
IO	-	Interest Only
	¥-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
MTN	-	Medium Term Notes
MXN	-	Mexican Peso
NPFGC	-	insured by National Public Finance Guarantee Corp.
PIK	-	Payment-in-Kind
PO	-	Principal Only
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2012.

PIMCO Corporate & Income Strategy Fund
28	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Statements of Assets and Liabilities

April 30, 2012 (unaudited)

	Corporate & Income Strategy	Income Opportunity
Assets:
Investments, at value (cost-$763,008,026 and $587,257,706, respectively)	$861,131,225	$631,437,506
Cash (including foreign currency, at value, of $60,245 and $5,929,556 with a cost of $59,413 and $5,997,398, respectively)	60,820	5,930,693
Interest and dividends receivable	15,150,915	5,314,175
Unsettled reverse repurchase agreements	12,594,709	–
Unrealized appreciation of forward foreign currency contracts	928,302	369,984
Receivable for terminated swaps	51,147	34
Receivable from broker	31,418	–
Swap premiums paid	–	358,731
Unrealized appreciation of OTC swaps	–	1,760,495
Receivable for principal paydown	–	204,804
Prepaid expenses and other assets	79,129	19,835
Total Assets	890,027,665	645,396,257

Liabilities:
Payable for reverse repurchase agreements	174,495,000	252,466,000
Dividends payable to common and preferred shareholders	4,026,991	2,798,696
Unrealized depreciation of forward foreign currency contracts	975,886	935,138
Payable to brokers for cash collateral received	675,000	110,000
Investment management fees payable	432,909	519,074
Interest payable for reverse repurchase agreements	154,297	190,085
Swap premiums received	–	17,949,879
Payable for investments purchased	–	1,163,992
Unrealized depreciation of OTC swaps	–	568,025
Payable for terminated swaps	–	9,346
Accrued expenses and other liabilities	343,551	169,259
Total Liabilities	181,103,634	276,879,494
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 shares issued and outstanding for Corporate & Income Strategy)	169,000,000	–
Net Assets Applicable to Common Shareholders	$539,924,031	$368,516,763

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$379	$147
Paid-in-capital in excess of par	537,273,400	336,638,619
Undistributed net investment income	3,286,671	2,630,102
Accumulated net realized loss	(98,729,342)	(15,502,605)
Net unrealized appreciation of investments, swaps and foreign currency transactions	98,092,923	44,750,500
Net Assets Applicable to Common Shareholders	$539,924,031	$368,516,763
Common Shares Issued and Outstanding	37,885,517	14,729,983
Net Asset Value Per Common Share	$14.25	$25.02

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. | 4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	29

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Statements of Operations

Six Months ended April 30, 2012 (unaudited)

	Corporate & Income Strategy	Income Opportunity
Investment Income:
Interest	$31,639,034	$22,981,213
Dividends	1,591,774	632,646
Facility and other fee income	249,734	3,520
Total Investment Income	33,480,542	23,617,379

Expenses:
Investment management fees	2,535,722	3,112,860
Interest expense	526,544	837,510
Custodian and accounting agent fees	125,094	86,332
Auction agent fees and commissions	88,575	–
Audit and tax services	50,927	35,853
Shareholder communications	42,603	40,744
Legal fees	42,411	123,619
Trustees’ fees and expenses	36,485	19,059
Transfer agent fees	15,960	18,192
New York Stock Exchange listing fees	11,933	8,400
Insurance expense	10,724	7,310
Miscellaneous	15,069	5,940
Total Expenses	3,502,047	4,295,819

Net Investment Income	29,978,495	19,321,560

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,703,397)	(1,077,715)
Futures contracts	386,028	–
Swaps	285,342	(826,401)
Foreign currency transactions	1,099,462	1,228,126
Net change in unrealized appreciation/depreciation of: Investments	40,328,659	15,790,865
Swaps	(33,372)	987,133
Securities sold short	–	41,709
Foreign currency transactions	(228,456)	(1,444,918)
Net realized and change in unrealized gain on investments, futures contracts, swaps, securities sold short and foreign currency transactions	34,134,266	14,698,799
Net Increase in Net Assets Resulting from Investment Operations	64,112,761	34,020,359
Dividends on Preferred Shares from Net Investment Income	(68,657)	–

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$64,044,104	$34,020,359

PIMCO Corporate & Income Strategy Fund
30	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Strategy Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Six Months ended April 30, 2012 (unaudited)	Year ended October 31, 2011
Investment Operations:
Net investment income	$29,978,495	$64,516,502
Net realized loss on investments, futures contracts, swaps and foreign currency transactions	(5,932,565)	(8,476,823)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	40,066,831	(62,074,709)
Net increase (decrease) in net assets resulting from investment operations	64,112,761	(6,035,030)

Dividends on Preferred Shares from Net Investment Income	(68,657)	(296,944)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	64,044,104	(6,331,974)

Dividends to Common Shareholders from Net Investment Income	(42,566,772)	(62,855,560)

Common Share Transactions:
Reinvestment of dividends and distributions	3,405,724	4,265,417
Total increase (decrease) in net assets applicable to common shareholders	24,883,056	(64,922,117)

Net Assets Applicable to Common Shareholders:
Beginning of period	515,040,975	579,963,092
End of period (including undistributed net investment income of $3,286,671 and $15,943,605, respectively)	$539,924,031	$515,040,975

Common Shares Issued in Reinvestment of Dividends	222,420	276,507

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. | 4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	31

PIMCO Income Opportunity Fund
Statements of Changes in Net Assets

	Six Months ended April 30, 2012 (unaudited)	Year ended October 31, 2011
Investment Operations:
Net investment income	$19,321,560	$47,299,839
Net realized gain (loss) on investments, swaps, securities sold short, and foreign currency transactions	(675,990)	18,047,701
Net change in unrealized appreciation/depreciation of investments, swaps, securities sold short and foreign currency transactions	15,374,789	(50,488,903)
Net increase in net assets resulting from investment operations	34,020,359	14,858,637

Dividends to Shareholders from Net Investment Income	(28,155,884)	(49,267,669)

Common Share Transactions:
Reinvestment of dividends	2,743,670	2,587,672
Total increase (decrease) in net assets	8,608,145	(31,821,360)

Net Assets:
Beginning of period	359,908,618	391,729,978
End of period (including undistributed net investment income of $2,630,102 and $11,464,426, respectively)	$368,516,763	$359,908,618

Common Shares Issued in Reinvestment of Dividends	109,675	97,810

PIMCO Corporate & Income Strategy Fund
32	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Statements of Cash Flows

Six Months ended April 30, 2012 (unaudited)

	Corporate & Income Strategy	Income Opportunity
Increase (Decrease) in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$64,112,761	$34,020,359

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(115,970,115)	(290,710,719)
Proceeds from sales of long-term investments	72,320,337	303,313,507
Purchases of short-term portfolio investments, net	18,417,414	9,125,872
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, securities sold short and foreign currency transactions	(40,066,831)	(15,374,789)
Net realized loss on investments, futures contracts, swaps, securities sold short and foreign currency transactions	5,932,565	675,990
Net amortization/accretion on investments	(965,965)	(2,060,931)
Payments for securities sold short	–	(22,544,007)
Decrease in receivable for investments sold	–	22,789,256
Increase in unsettled reverse repurchase agreements	(12,594,709)	–
(Increase) decrease in interest and dividends receivable	(871,324)	19,919
Increase in receivable for principal paydown	–	(204,804)
Proceeds from futures contracts transactions	386,028	–
Decrease in receivable to broker	3,141	–
Increase in prepaid expenses and other assets	(42,392)	(5,931)
Decrease in payable for investments purchased	–	(735,424)
Decrease in payable to brokers for cash collateral received	(310,000)	(820,000)
Net cash provided by swap transactions	85,945	12,267,449
Net cash provided by foreign currency transactions	1,132,286	591,728
Increase (decrease) in investment management fees payable	12,226	(23,689)
Decrease in interest payable for reverse repurchase agreements	(17,030)	(39,657)
Decrease in interest payable for securities sold short and cash collateral received	–	(245,257)
Increase (decrease) in accrued expenses and other liabilities	(39,238)	3,583
Net cash provided by (used for) operating activities*	(8,474,901)	50,042,455

Cash Flows provided by (used for) Financing Activities:
Increase (decrease) in payable for reverse repurchase agreements	47,470,000	(24,650,694)
Cash dividends paid (excluding reinvestment of dividends of $3,405,724 and $2,743,670, respectively)	(39,206,692)	(25,391,377)
Net cash provided by (used for) financing activities	8,263,308	(50,042,071)
Net increase (decrease) in cash	(211,593)	384
Cash and foreign currency, at beginning of period	272,413	5,930,309
Cash and foreign currency, at end of period	$60,820	$5,930,693

*

Included in operating expenses is cash paid by Corporate & Income Strategy and Income Opportunity for interest primarily related to participation in reverse repurchase agreement transactions and securities sold short of $543,574 and $1,121,626, respectively.

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. | 4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	33

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Strategy Fund (“Corporate & Income Strategy”) formerly PIMCO Corporate Income Fund and PIMCO Income Opportunity Fund (“Income Opportunity”), each the “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively. Prior to commencing operations on December 21, 2001 and November 30, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified and non-diversified, respectively, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”), formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Corporate & Income Strategy’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis.

Income Opportunity’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, Income Opportunity will seek to achieve its objective and produce total return for shareholders by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds are currently evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

PIMCO Corporate & Income Strategy Fund
34	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the six months ended April 30, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, Income Opportunity utilized option adjusted spread pricing techniques and multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	35

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Corporate & Income Strategy Fund
36	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at April 30, 2012 in valuing Corporate & Income Strategy’s assets and liabilities is listed below (refer to the Schedules of Investments and Note 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	–	$7,822,226	$7,822,226
Energy	–	–	2,795,000	2,795,000
All Other	–	$495,298,859	–	495,298,859
Municipal Bonds	–	181,023,967	–	181,023,967
Mortgage-Backed Securities	–	93,456,502	522,437	93,978,939
Preferred Stock:
Banking	–	1,610,983	–	1,610,983
All Other	$21,159,900	–	–	21,159,900
Senior Loans	–	18,985,000	–	18,985,000
Convertible Preferred Stock	16,570,373	–	–	16,570,373
Asset-Backed Securities	–	7,808,836	–	7,808,836
Sovereign Debt Obligations	–	5,794,927	–	5,794,927
Short-Term Investments	–	8,282,215	–	8,282,215

Total Investments in Securities – Assets	$37,730,273	$812,261,289	$11,139,663	$861,131,225
Other Financial Instruments* – Assets Foreign Exchange Contracts	–	$928,302	–	$928,302
Other Financial Instruments* – Liabilities Foreign Exchange Contracts	–	$(975,886)	–	$(975,886)
Total Investments	$37,730,273	$812,213,705	$11,139,663	$861,083,641

There were no significant transfers between of Levels 1 and 2 during the six months ended April 30, 2012.

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	37

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Corporate & Income Strategy for the six months ended April 30, 2012, was as follows:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 4/30/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$8,183,459	–	$(593,058)	$(1,552)	$(1,440)	$234,817	–	–	$7,822,226
Energy	2,494,000	–	–	2,432	–	298,568	–	–	2,795,000
Financial Services	1,782,000	–	(1,611,500)	2	(1,686,163)	1,515,661	–	–	–
Transportation	673,746	–	(666,250)	(559)	(4,401)	(2,536)	–	–	–
Mortgage-Backed Securities	432,166	–	(295,043)	75,232	251,782	58,300	–	–	522,437
Total Investments	$13,565,371	–	$(3,165,851)	$75,555	$(1,440,222)	$2,104,810	–	–	$11,139,663

A summary of the inputs used at April 30, 2012 in valuing Income Opportunity’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a) and 5(b) for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	–	$191,625,542	$5,788,121	$197,413,663
Corporate Bonds & Notes:
Airlines	–	2,631,250	11,544,832	14,176,082
All Other	–	157,490,905	–	157,490,905
U.S. Government Agency Securities	–	127,404,350	–	127,404,350
Asset-Backed Securities	–	51,958,457	2,655,849	54,614,306
Senior Loans	–	18,428,429	–	18,428,429
Convertible Preferred Stock	$17,601,880	–	–	17,601,880
Sovereign Debt Obligations	–	7,873,946	–	7,873,946
Convertible Bonds	–	4,460,250	–	4,460,250
Municipal Bonds	–	3,045,739	–	3,045,739
Preferred Stock	956,623	–	–	956,623
U.S. Treasury Obligations	–	104,774	–	104,774
Warrants	–	–	36	36
Short-Term Investments	–	27,866,523	–	27,866,523

Total Investments in Securities – Assets	$18,558,503	$592,890,165	$19,988,838	$631,437,506
Other Financial Instruments* – Assets
Credit Contracts	–	$1,760,495	–	$1,760,495
Foreign Exchange Contracts	–	369,984	–	369,984
Total Other Financial Instruments* – Assets	–	$2,130,479	–	$2,130,479

PIMCO Corporate & Income Strategy Fund
38	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/12
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(557,676)	$(10,349)	$(568,025)
Foreign Exchange Contracts	–	(935,138)	–	(935,138)
Total Other Financial Instruments* – Liabilities	–	$(1,492,814)	$(10,349)	$(1,503,163)
Total Investments	$18,558,503	$593,527,830	$19,978,489	$632,064,822

There were no significant transfers between Levels 1 and 2 during the six months ended April 30, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Opportunity for the six months ended April 30, 2012, was as follows:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 4/30/12
Investments in Securities – Assets
Mortgage-Backed Securities	$5,155,255	$395,852	$(15,510)	–	–	$212,460	$40,064	–	$5,788,121
Corporate Bonds & Notes:
Airlines	11,892,383	–	(811,839)	$22,889	$8,924	432,475	–	–	11,544,832
Asset-Backed Securities	–	2,627,201	–	2,440	–	26,208	–	–	2,655,849
Warrants	–	36	–	–	–	–	–	–	36
Total Investments in Securities – Assets	$17,047,638	$3,023,089	$(827,349)	$25,329	$8,924	$671,143	$40,064	–	$19,988,838
Other Financial Instruments*
Credit Contracts	$(9,932)	–	–	–	–	$(417)	–	–	$(10,349)
Total Investments	$17,037,706	$3,023,089	$(827,349)	$25,329	$8,924	$670,726	$40,064	–	$19,978,489

*

Other financial instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of Level 3 investments which Corporate & Income Strategy held at April 30, 2012 was $629,912. The net change in unrealized appreciation/depreciation of level 3 investments and other financial instruments which Income Opportunity held at April 30, 2012 was $1,256,807 and $(417), respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	39

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

date. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at April 30, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

Corporate & Income Strategy declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. Income Opportunity declares dividends from net investment income and net short-term capital gains, if any, from the sale of portfolio securities and other sources to common shareholders monthly. Distributions of net long-term realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

PIMCO Corporate & Income Strategy Fund
40	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by transferring liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	41

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(l) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(m) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(n) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions and securities sold short. Interest expense is recorded as it is incurred.

(o) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(p) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities

PIMCO Corporate & Income Strategy Fund
42	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

2. Principal Risks (continued)

will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Funds hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	43

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

2. Principal Risks (continued)

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Corporate & Income Strategy had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were

PIMCO Corporate & Income Strategy Fund
44	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option includes the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of put options are decreased by the premiums paid.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	45

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater

PIMCO Corporate & Income Strategy Fund
46	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2012 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements —Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at April 30, 2012:

Corporate & Income Strategy:

Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$928,302

Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(975,886)

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	47

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

Income Opportunity:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$1,760,495	–	$1,760,495
Unrealized appreciation of forward foreign currency contracts	–	$369,984	369,984
Total asset derivatives	$1,760,495	$369,984	$2,130,479

Liability derivatives:
Unrealized depreciation of OTC swaps	$(568,025)	–	$(568,025)
Unrealized depreciation of forward foreign currency contracts	–	$(935,138)	(935,138)
Total liability derivatives	$(568,025)	$(935,138)	$(1,503,163)

The effect of derivatives on the Statements of Operations for the six months ended April 30, 2012:

Corporate & Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$386,028	–	–	$386,028
Swaps	–	$285,342	–	285,342
Foreign currency transactions (forward foreign currency contracts)	–	–	$1,201,105	1,201,105
Total net realized gain	$386,028	$285,342	$1,201,105	$1,872,475

Net change in unrealized appreciation/depreciation of:
Swaps	–	$(33,372)	–	$(33,372)
Foreign currency transactions (forward foreign currency contracts)	–	–	$(261,280)	(261,280)
Total net change in unrealized appreciation/depreciation	–	$(33,372)	$(261,280)	$(294,652)

PIMCO Corporate & Income Strategy Fund
48	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

3. Financial Derivative Instruments (continued)

Income Opportunity:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(234)	–	–	$(234)
Swaps	$(1,494,232)	$667,831	–	(826,401)
Foreign currency transactions (forward foreign currency contracts)	–	–	$831,246	831,246
Total net realized gain (loss)	$(1,494,466)	$667,831	$831,246	$4,611

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$234	–	–	$234
Swaps	–	$987,133	–	987,133
Foreign currency transactions (forward foreign currency contracts)	–	–	$(808,520)	(808,520)
Total net change in unrealized appreciation/depreciation	$234	$987,133	$(808,520)	$178,847

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended April 30, 2012:

	Options Purchased	Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)	Interest Rate Swap
	Notional (2)	Purchased	Sold	Sell	Agreements (2)
Corporate & Income Strategy	–	$26,843,712	$72,214,230	$11,333	–
Income Opportunity	$667	20,848,269	55,431,242	52,993	$10,867

(1)  U.S. $ value on origination date

(2)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of Corporate & Income Strategy’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding, and 1.00% of Income Opportunity’s average daily total managed assets. For Income Opportunity, total managed assets refers to the total assets (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	49

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

5. Investments in Securities

For the six months ended April 30, 2012, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Corporate & Income Strategy	–	–	$115,907,815	$76,463,988
Income Opportunity	$240,727,204	$240,255,265	49,586,480	85,509,971

(a) OTC credit default swap agreements outstanding at April 30, 2012 :

Sell protection swap agreements:

Income Opportunity:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Dow Jones CDX HY-9 5-Year Index 35-100%	$9,445	†	12/20/12	1.44%	$103,900	–	$103,900
MetLife	6,200	1.97%	9/20/15	1.00	(187,909)	$(416,629)	228,720
SLM	4,150	2.89	12/20/13	5.00	163,829	(508,375)	672,204
Barclays Bank:
Gazprom	1,250	2.70	12/20/17	1.90	(42,624)	–	(42,624)
VTB Capital	1,250	3.74	12/20/17	2.34	(76,064)	–	(76,064)
Citigroup:
Majapahit Holding	3,000	2.78	12/20/17	2.65	(10,349)	–	(10,349)
Republic of Indonesia	3,000	1.85	12/20/17	2.14	53,142	–	53,142
SLM	4,150	2.89	12/20/13	5.00	163,829	358,731	(194,902)
Credit Suisse First Boston:
TNK	1,500	2.75	12/20/17	3.15	48,260	–	48,260
Deutsche Bank:
SLM	900	2.89	12/20/13	5.00	35,529	(126,000)	161,529
Royal Bank of Scotland:
ABX.HE Index 07-1	8,767	†	8/25/37	0.09	(4,472,221)	(4,339,627)	(132,594)
ABX.HE Index 06-1	10,589	†	7/25/45	0.18	(1,170,372)	(1,058,880)	(111,492)
ABX.HE Index 06-1	19,570	†	7/25/45	0.32	(11,007,628)	(11,500,368)	492,740
					$(16,398,678)	$(17,591,148)	$1,192,470

†	Credit Spread not quoted for asset-backed securities.
(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

PIMCO Corporate & Income Strategy Fund
50	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
April 30, 2012 (unaudited)

5. Investments in Securities (continued)

(b) Forward foreign currency contracts outstanding at April 30, 2012:

Corporate & Income Strategy:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2012	Unrealized Appreciation (Depreciation)
Purchased:
121,114 Brazilian Real settling 6/4/12	Citigroup	$64,000	$63,116	$(884)
15,541,000 British Pound settling 5/2/12	Goldman Sachs	24,958,846	25,221,485	262,639
161,218 Chinese Yuan Renminbi settling 6/1/12	Citigroup	25,325	25,527	202
7,531,000 Euro settling 5/2/12	JPMorgan Chase	9,883,684	9,968,787	85,103
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	100,215	87,069	(13,146)

Sold:
652,697 Brazilian Real settling 6/4/12	Barclays Bank	353,000	340,141	12,859
10,703,274 Brazilian Real settling 6/4/12	Morgan Stanley	6,125,607	5,577,817	547,790
15,541,000 British Pound settling 5/2/12	Deutsche Bank	24,612,593	25,221,485	(608,892)
15,541,000 British Pound settling 6/1/12	Goldman Sachs	24,954,106	25,216,823	(262,717)
850,000 Canadian Dollar settling 6/21/12	Barclays Bank	858,113	859,492	(1,379)
161,218 Chinese Yuan Renminbi settling 6/1/12	Barclays Bank	25,525	25,527	(2)
245,000 Euro settling 7/16/12	Bank of America	320,295	324,435	(4,140)
7,531,000 Euro settling 5/2/12	Citigroup	9,968,882	9,968,787	95
7,531,000 Euro settling 6/1/12	JPMorgan Chase	9,885,153	9,969,879	(84,726)
4,658,000 Indian Rupee settling 7/12/12	JPMorgan Chase	91,555	87,069	4,486
10,028,490 Mexican Peso settling 6/15/12	Morgan Stanley	781,900	766,772	15,128
				$(47,584)

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	51

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

April 30, 2012 (unaudited)

5. Investments in Securities (continued)

Income Opportunity:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2012	Unrealized Appreciation (Depreciation)
Purchased:
3,878,000 British Pound settling 5/2/12	Barclays Bank	$6,162,828	$6,293,605	$130,777
9,130,000 British Pound settling 5/2/12	Goldman Sachs	14,662,780	14,817,075	154,295
341,000 Euro settling 6/14/12	Bank of Nova Scotia	446,837	451,462	4,625
1,369,000 Euro settling 6/14/12	Barclays Bank	1,825,100	1,812,468	(12,632)
6,399,000 Euro settling 5/2/12	JPMorgan Chase	8,398,047	8,470,358	72,311
221,000 Euro settling 7/16/12	JPMorgan Chase	292,459	292,654	195
18,167,000 Japanese Yen settling 6/7/12	Barclays Bank	220,396	227,612	7,216
53,488 Mexican Peso settling 6/15/12	HSBC Bank	4,164	4,090	(74)
68,899 South African Rand settling 7/26/12	Deutsche Bank	8,191	8,756	565

Sold:
3,822,000 British Pound settling 5/2/12	Citigroup	6,114,159	6,202,723	(88,564)
9,186,000 British Pound settling 5/2/12	Deutsche Bank	14,548,052	14,907,957	(359,905)
9,130,000 British Pound settling 6/1/12	Goldman Sachs	14,659,995	14,814,336	(154,341)
2,685,000 Euro settling 7/16/12	Barclays Bank	3,514,128	3,555,538	(41,410)
3,857,000 Euro settling 5/2/12	Citigroup	5,087,747	5,105,512	(17,765)
2,686,000 Euro settling 7/16/12	Credit Suisse	3,518,982	3,556,863	(37,881)
2,685,000 Euro settling 7/16/12	Deutsche Bank	3,519,646	3,555,539	(35,893)
2,542,000 Euro settling 5/2/12	JPMorgan Chase	3,349,598	3,364,846	(15,248)
6,399,000 Euro settling 6/1/12	JPMorgan Chase	8,399,295	8,471,286	(71,991)
111,783,675 Russian Ruble settling 6/27/12	Citigroup	3,723,516	3,773,295	(49,779)
111,783,675 Russian Ruble settling 6/27/12	JPMorgan Chase	3,723,640	3,773,295	(49,655)
				$(565,154)

At April 30, 2012, Corporate & Income Strategy and Income Opportunity held $385,000, and $110,000, respectively, in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Funds’ investment strategies.

(c) Open reverse repurchase agreements at April 30, 2012:

Corporate & Income Strategy:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.67%	4/2/12	7/2/12	$14,803,986	$14,796,000
	0.924	3/19/12	6/22/12	26,037,705	26,009,000
Deutsche Bank	0.65	2/6/12	5/7/12	21,870,514	21,837,000
	0.65	2/17/12	5/17/12	1,637,185	1,635,000
	0.65	3/5/12	6/6/12	4,310,432	4,306,000
	0.65	3/16/12	6/15/12	4,955,112	4,951,000

PIMCO Corporate & Income Strategy Fund
52	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

April 30, 2012 (unaudited)

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Canada	0.784%	3/5/12	6/7/12	$10,749,327	$10,736,000
	0.784	4/11/12	6/7/12	14,438,286	14,432,000
UBS	0.55	4/25/12	7/26/12	6,517,597	6,517,000
	0.55	4/30/12	8/2/12	7,873,000	7,873,000
	0.58	4/25/12	7/26/12	5,308,513	5,308,000
	0.58	4/30/12	8/2/12	4,584,000	4,584,000
	0.60	2/1/12	5/2/12	7,837,739	7,826,000
	0.60	2/6/12	5/7/12	2,744,883	2,741,000
	0.60	3/14/12	6/15/12	23,966,157	23,947,000
	0.60	4/3/12	7/2/12	11,760,486	11,755,000
	1.00	2/6/12	5/7/12	5,254,377	5,242,000
					$174,495,000

Income Opportunity:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.32%	4/12/12	5/14/12	$1,166,197	$1,166,000
	0.65	4/20/12	5/21/12	2,059,409	2,059,000
	0.67	3/12/12	6/15/12	1,894,762	1,893,000
	0.67	4/13/12	7/16/12	5,898,975	5,897,000
	0.67	4/16/12	7/16/12	5,095,422	5,094,000
	0.674	3/19/12	6/22/12	8,346,715	8,340,000
	0.87	4/13/12	7/16/12	12,586,473	12,581,000
	0.924	3/19/12	6/22/12	5,000,513	4,995,000
	1.00	2/24/12	8/24/12	26,895,963	26,846,000
	1.00	2/24/12	8/27/12	7,093,176	7,080,000
	1.00	2/27/12	8/27/12	5,081,017	5,072,000
	1.25	2/24/12	8/27/12	1,844,280	1,840,000
Deutsche Bank	0.65	2/17/12	5/16/12	9,973,308	9,960,000
	0.65	2/17/12	5/17/12	2,250,002	2,247,000
	0.65	2/23/12	5/23/12	1,940,380	1,938,000
	0.65	4/11/12	7/11/12	1,618,584	1,618,000
	0.80	2/23/12	5/23/12	2,227,361	2,224,000
	0.80	3/1/12	6/1/12	3,417,626	3,413,000
	0.80	3/12/12	6/15/12	3,364,734	3,361,000
	0.80	3/21/12	6/25/12	1,414,287	1,413,000
Goldman Sachs	0.32	4/12/12	5/14/12	116,840,730	116,821,000
JPMorgan Chase	0.84	2/24/12	6/1/12	4,376,832	4,370,000
Royal Bank of Canada	1.374	3/13/12	6/12/12	5,949,106	5,938,000
Royal Bank of Scotland	0.65	2/15/12	5/15/12	439,602	439,000
UBS	0.54	3/16/12	6/15/12	7,457,142	7,452,000
	0.55	4/19/12	7/20/12	309,057	309,000
	1.00	3/1/12	8/29/12	6,105,327	6,095,000
	1.10	2/24/12	8/29/12	2,009,105	2,005,000
					$252,466,000

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	53

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

April 30, 2012 (unaudited)

5. Investments in Securities (continued)

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 2012 for Corporate & Income Strategy and Income Opportunity was $136,582,269 and $266,285,077, respectively, at a weighted average interest rate of 0.76% and 0.62%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2012 for Corporate & Income Strategy and Income Opportunity was $176,481,251 and $271,961,484, respectively.

At April 30, 2012, Corporate & Income Strategy held $1,253,910 in principal value of U.S. Treasury Notes, $121,000 in principal value of Corporate Bonds and $290,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategies. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At April 30, 2012, the aggregate cost basis and net unrealized appreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Corporate & Income Strategy	$763,429,797	$108,690,433	$10,989,005	$97,701,428
Income Opportunity	587,260,357	58,256,401	14,079,252	44,177,149

The difference between book and tax cost basis was attributable to wash sale loss deferrals.

7. Auction-Rate Preferred Shares — Corporate & Income Strategy

Corporate & Income Strategy has 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended April 30, 2012, the annualized dividend rates ranged from:

	High	Low	At April 30, 2012
Series M	0.165%	0.030%	0.075%

Series T	0.180%	0.030%	0.075%

Series W	0.180%	0.030%	0.165%

Series TH	0.195%	0.030%	0.075%

Series F	0.165%	0.030%	0.135%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

PIMCO Corporate & Income Strategy Fund
54	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

April 30, 2012 (unaudited)

7. Auction-Rate Preferred Shares — Corporate & Income Strategy (continued)

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS, (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

8. Subsequent Events

On May 1, 2012, the following dividends were declared to common shareholders payable June 1, 2012 to shareholders of record on May 11, 2012:

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

On June 1, 2012, the following dividends were declared to common shareholders payable July 2, 2012 to shareholders of record on June 11, 2012:

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

There are no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	55

PIMCO Corporate & Income Strategy Fund Financial Highlights

For a common share outstanding throughout each period:

	Six Months ended April 30, 2012		Year Ended October 31,
	(unaudited)		2011	2010		2009		2008		2007
Net asset value, beginning of period	$13.67		$15.51	$12.88		$8.47		$13.76		$14.76
Investment Operations:
Net investment income	0.79		1.72	1.61		1.42		1.24		1.31
Net realized and unrealized gain (loss) on investments, futures contracts, options written, unfunded loan commitments, swaps and foreign currency transactions	0.92		(1.87)	2.90		4.29		(4.94)		(0.51)
Total from investment operations	1.71		(0.15)	4.51		5.71		(3.70)		0.80
Dividends on Preferred Shares from Net Investment Income	–	*	(0.01)	(0.01)		(0.02)		(0.31)		(0.43)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.71		(0.16)	4.50		5.69		(4.01)		0.37
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.13)		(1.68)	(1.87)		(1.28)		(1.28)		(1.28)
Net realized gains	–		–	–		–		–		(0.09)
Total dividends and distributions to common shareholders	(1.13)		(1.68)	(1.87)		(1.28)		(1.28)		(1.37)
Net asset value, end of period	$14.25		$13.67	$15.51		$12.88		$8.47		$13.76
Market price, end of period	$15.96		$15.27	$16.24		$13.06		$10.00		$14.25
Total Investment Return (1)	12.38%		4.78%	41.86%		48.69%		(22.55)%		(0.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$539,924		$515,041	$579,963		$477,195		$311,489		$502,714
Ratio of expenses to average net assets, including interest expense (2)(4)	1.38	%(6)	1.30%	1.24	%(5)	1.52	%(5)	1.50	%(3)(5)	1.30	%(3)(5)
Ratio of expenses to average net assets, excluding interest expense (2)(4)	1.17	%(6)	1.16%	1.17	%(5)	1.48	%(5)	1.39	%(3)(5)	1.21	%(3)(5)
Ratio of net investment income to average net assets (2)	11.80	%(6)	11.56%	11.64	%(5)	15.34	%(5)	10.09	%(5)	9.11	%(5)
Preferred shares asset coverage per share	$104,870		$101,188	$110,790		$95,590		$50,953		$66,871
Portfolio turnover rate	9%		32%	52%		117%		118%		46%

*	Less than $0.005 per share
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(5)

During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10%, 0.18% and 0.25% for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007, respectively.

(6)	Annualized.

PIMCO Corporate & Income Strategy Fund
56	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Financial Highlights

For a common share outstanding throughout each period:

	Six Months ended April 30, 2012		Year ended October 31,			November 30, 2007* through
	(unaudited)		2011	2010	2009	October 31, 2008
Net asset value, beginning of period	$24.62		$26.97	$21.40	$17.90	$23.88	**
Investment Operations:
Net investment income	1.31		3.24	3.11	2.11	1.46
Net realized and unrealized gain (loss) on investments, futures contracts, options written, unfunded loan commitments, swaps, securities sold short and foreign currency transactions	1.01		(2.20)	4.58	3.51	(5.62)
Total from investment operations	2.32		1.04	7.69	5.62	(4.16)
Dividends and Distributions to Shareholders from:
Net investment income	(1.92)		(3.39)	(2.12)	(1.21)	(1.77)
Return of capital	–		–	–	(0.91)	–
Total dividends and distributions to shareholders	(1.92)		(3.39)	(2.12)	(2.12)	(1.77)
Common Share Transactions:
Offering costs charged to paid-in capital in excess of par	–		–	–	–	(0.05)
Net asset value, end of period	$25.02		$24.62	$26.97	$21.40	$17.90
Market price, end of period	$26.74		$26.45	$26.92	$21.08	$18.10
Total Investment Return (1)	9.07%		11.68%	39.51%	31.54%	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$368,517		$359,909	$391,730	$307,679	$253,174
Ratio of expenses to average net assets, including interest expense (3)	2.43	%(4)	2.44%	2.36%	1.78%	2.29	%(2)(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.95	%(4)	1.93%	1.86%	1.42%	1.45	%(2)(4)
Ratio of net investment income to average net assets	10.92	%(4)	12.40%	13.07%	12.04%	7.10	%(4)
Portfolio turnover rate	47%		194%	77%	292%	221%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(o) in Notes to Financial Statements).
(3)	Interest expense primarily relates to the participation in reverse repurchase agreement transactions.
(4)	Annualized.

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. | 4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	57

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Annual Shareholder Meeting Results/Changes to Board of Trustees/Changes to Bylaws/
Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

Corporate & Income Strategy and Income Opportunity held their annual meeting of shareholders on April 23, 2012.

Corporate Income & Strategy:

Common/Preferred shareholders voted as indicated below:	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class II to serve until 2013	33,289,879	595,945

Re-election of Hans W. Kertess* – Class I to serve until 2015	5,714	141

Re-election of William B. Ogden, IV – Class I to serve until 2015	33,345,970	539,854

Re-election of Alan Rappaport – Class I to serve until 2015	33,365,267	520,557

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson* and John C. Maney†, continued to serve as Trustees of the Fund.

Income Opportunity:

Common shareholders voted as indicated below:	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class I to serve until 2015	12,843,337	214,063

Re-election of Hans W. Kertess – Class I to serve until 2015	12,827,632	229,768

Re-election of William B. Ogden, IV – Class I to serve until 2015	12,847,884	209,516

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney† and Alan Rappaport, continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes to Board of Trustees

Paul Belica retired from the Funds’ Board of Trustees on December 31, 2011.

Changes to Bylaws – Corporate & Income Strategy:

Effective April 3, 2012, Corporate & Income Strategy adopted amended and restated by-laws (“By-laws”) that incorporate updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) applicable to Corporate & Income Strategy’s outstanding auction rate preferred shares (“Preferred Shares”). The New Fitch Criteria updates and replaces the Fitch preferred shares ratings criteria published in 2009 (“2009 Fitch Criteria”). According to Fitch, the core ratings methodology from the 2009 Fitch Criteria has remained intact. Key components of the New Fitch Criteria as cited by Fitch include, among others, updated asset discount factors, reclassification of certain sectors for assessing diversification, clarification to the treatment of various liabilities, and expansion of ratings criteria to additional leverage forms. The New Fitch Criteria is available on the Fitch website (www.fitchratings.com) and is incorporated by reference into Corporate & Income Strategy’s By-laws.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

PIMCO Corporate & Income Strategy Fund
58	PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
A Note Regarding Matters Relating to the Trustees’ Consideration of the Investment
Management & Portfolio Management Agreements (unaudited)

Reference is made to the section of the Funds’ October 31, 2011 Annual Report (the “October Annual Report”) entitled “Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Boards’ approval, at their June 14-15, 2011 in-person meetings (the “June 2011 contract review meeting”), of the continuance of the Funds’ Management Agreements with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreements between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements”) for a one-year period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Boards by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Funds and their related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Trustees noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the October Annual Report as having been considered by the Trustees at the June 2011 contract review meeting:

Corporate & Income Stategy

The Fund actually ranked third, rather than fourth, out of fourteen funds in the expense peer group for total net expense ratio based on common share assets and fifth, rather than third, out of fourteen funds in the expense peer group for total net expense ratio based on common share and leveraged assets combined.

With respect to Fund performance (based on net asset value), the Fund actually ranked third rather than second, and second, rather than first, out of fifteen, rather than fourteen funds, for the one-year and three-year periods ended February 28, 2011, respectively. The Fund actually ranked second, rather than first, out of thirteen, rather than twelve funds, for the five-year period ended February 28, 2011.

Income Opportunity

The Fund actually ranked ninth, rather than eighth, out of eleven funds in the expense peer group for total net expense ratio based on common share and leveraged assets combined.

After considering the revised Morningstar information and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Trustees, including the non-interested Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Funds’ Advisory Agreements and Sub-Advisory Agreements for a one-year period commencing July 1, 2011, as specified in the October Annual Report.

PIMCO Corporate & Income Strategy Fund
4.30.12 |	PIMCO Income Opportunity Fund Semi-Annual Report	59

Trustees Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2012-04-25-3647

AZ608SA_043012

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)          The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT

INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2)   Exhibit 99.302 — Cert. — Certification pursuant to section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate & Income Strategy Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer
Date:	June 28, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date:	June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer
Date:	June 28, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date:	June 28, 2012